UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2015

GORES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37540	47-4168492
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9800 Wilshire Blvd. Beverly Hills, CA		90212
(Address of principal executive offices)		(Zip Code)

(310) 209-3010

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 19, 2015, the Company consummated its initial public offering (“IPO”) of 37,500,000 units (the “Units”), including the issuance of 2,500,000 Units as a result of the underwriters’ partial exercise of their over-allotment option. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Common Stock”), and one warrant of the Company (“Warrant”) to purchase one-half of one share of Class A Common Stock at an exercise price of $5.75 per half share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $375,000,000.

Simultaneously with the closing of the IPO, the Company completed the private sale of 19,000,000 warrants (the “Private Placement Warrants”) at a purchase price of $0.50 per Private Placement Warrant, to the Company’s sponsor, Gores Sponsor LLC (the “Sponsor”), generating gross proceeds to the Company of $9,500,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Private Placement Warrants are also not redeemable by the Company so long as they are held by the Sponsor or its permitted transferees.

A total of $375,000,000, comprised of $367,500,000 of the proceeds from the IPO, including approximately $13,125,000 of the underwriters’ deferred discount, and $7,500,000 of the proceeds of the sale of the Private Placement Warrants, were placed in a trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, the proceeds from the IPO will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any public shares properly tendered in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation to modify the substance or timing of its obligation to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO and (iii) the redemption of all of the Company’s public shares if it is unable to complete its business combination within 24 months from the closing of the IPO, subject to applicable law.

On August 13, 2015, in connection with the IPO, the Company entered into the following agreements previously filed as exhibits to the Company registration statement (File No. 333-205734):

•	An Underwriting Agreement, dated August 13, 2015, between the Company and Deutsche Bank Securities Inc., as representative of the several underwriters.

•	A Warrant Agreement, dated August 13, 2015, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

•	An Investment Management Trust Agreement, dated August 13, 2015, between the Company and Continental Stock Transfer & Trust Company, as trustee.

•	A Registration Rights Agreement, dated August 13, 2015, among the Company, Gores Sponsor LLC and certain other security holders named therein.

•	An Amended and Restated Sponsor Warrants Purchase Agreement, dated August 13, 2015, between the Company and Gores Sponsor LLC.

•	A Contribution Agreement, dated August 13, 2015, between the Company and Gores Sponsor LLC.

•	An Administrative Services Agreement, dated August 13, 2015, between the Company and The Gores Group, LLC.

•	A Letter Agreement, dated August 13, 2015, among the Company, its officers and directors, The Gores Group, LLC and Gores Sponsor LLC.

•	An Indemnity Agreement, dated August 19, 2015, between the Company and Alec Gores.

•	An Indemnity Agreement, dated August 19, 2015, between the Company and Mark Stone.

•	An Indemnity Agreement, dated August 19, 2015, between the Company and Kyle Wheeler.

•	An Indemnity Agreement, dated August 19, 2015, between the Company and Randy Bort.

•	An Indemnity Agreement, dated August 19, 2015, between the Company and William Patton.

On August 14, 2015, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO. On August 19, 2015, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO and the partial exercise of the underwriters’ over-allotment option.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated August 13, 2015, between the Company and Deutsche Bank Securities Inc., as representative of the several underwriters

4.4	Warrant Agreement, dated August 13, 2015, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Investment Management Trust Agreement, dated August 13, 2015, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.2	Registration Rights Agreement, dated August 13, 2015, among the Company, Gores Sponsor LLC and certain other security holders named therein.

10.3	Amended and Restated Sponsor Warrants Purchase Agreement, dated August 13, 2015, between the Company and Gores Sponsor LLC.

10.4	Contribution Agreement, dated August 13, 2015, between the Company and Gores Sponsor LLC.

10.5	Administrative Services Agreement, dated August 13, 2015, between the Company and The Gores Group, LLC.

10.6	Letter Agreement, dated August 13, 2015, among the Company, its officers and directors, The Gores Group, LLC and Gores Sponsor LLC.

10.7	Indemnity Agreement, dated August 19, 2015, between the Company and Alec Gores.

10.8	Indemnity Agreement, dated August 19, 2015, between the Company and Mark Stone.

10.9	Indemnity Agreement, dated August 19, 2015, between the Company and Kyle Wheeler.

10.10	Indemnity Agreement, dated August 19, 2015, between the Company and Randy Bort.

10.11	Indemnity Agreement, dated August 19, 2015, between the Company and William Patton.

99.1	Press Release, dated August 14, 2015.

99.2	Press Release, dated August 19, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gores Holdings, Inc.

Date: August 19, 2015	By:	/s/ Kyle Wheeler
	Name:	Kyle Wheeler
	Title:	President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated August 13, 2015, between the Company and Deutsche Bank Securities Inc., as representative of the several underwriters

4.4	Warrant Agreement, dated August 13, 2015, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Investment Management Trust Agreement, dated August 13, 2015, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.2	Registration Rights Agreement, dated August 13, 2015, among the Company, Gores Sponsor LLC and certain other security holders named therein.

10.3	Amended and Restated Sponsor Warrants Purchase Agreement, dated August 13, 2015, between the Company and Gores Sponsor LLC.

10.4	Contribution Agreement, dated August 13, 2015, between the Company and Gores Sponsor LLC.

10.5	Administrative Services Agreement, dated August 13, 2015, between the Company and The Gores Group, LLC.

10.6	Letter Agreement, dated August 13, 2015, among the Company, its officers and directors, The Gores Group, LLC and Gores Sponsor LLC.

10.7	Indemnity Agreement, dated August 19, 2015, between the Company and Alec Gores.

10.8	Indemnity Agreement, dated August 19, 2015, between the Company and Mark Stone.

10.9	Indemnity Agreement, dated August 19, 2015, between the Company and Kyle Wheeler.

10.10	Indemnity Agreement, dated August 19, 2015, between the Company and Randy Bort.

10.11	Indemnity Agreement, dated August 19, 2015, between the Company and William Patton.

99.1	Press Release, dated August 14, 2015.

99.2	Press Release, dated August 19, 2015.